UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2014

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 9, 2013, Old National Bancorp ("ONB") and Tower Financial Corporation ("TFC") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, TFC will merge with and into ONB whereupon the separate corporate existence of TFC will cease and ONB will survive (the "Merger"). Simultaneous with the Merger, Tower Bank & Trust Company, an Indiana chartered commercial bank and wholly owned subsidiary of TFC, will be merged with and into Old National Bank, a national banking association and wholly owned subsidiary of ONB, with Old National Bank as the surviving bank (the "Bank Merger"). The Merger Agreement is described in more detail in ONB’s Current Report on Form 8-K dated September 10, 2013.

ONB has received regulatory approval of the Merger from the Board of Governors of the Federal Reserve System. ONB expects the Merger and Bank Merger to close on April 25, 2014, subject to the satisfaction of customary closing conditions and the approval by the Office of the Comptroller of the Currency of the Bank Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected timing, completion, financial benefits and other effects of ONB’s proposed merger with TFC. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed mergers with TFC and United Bancorp, Inc. (“United”) might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite regulatory approval relating to the merger of Tower Bank & Trust Company into Old National Bank might not be obtained; the requisite shareholder and regulatory approvals for the merger with United might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with ONB’s businesses; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of ONB to execute its business plan (including its proposed acquisitions of TFC and United); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of ONB’s internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this Current Report and other factors identified in ONB’s Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this Current Report, and ONB does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

April 11, 2014	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: EVP, Chief Legal Counsel and Corporate Secretary